EXHIBIT 99.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

             In connection with the Quarterly Report of MAPICS, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard C. Cook, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.

Except for the Company’s failure to disclose pro forma financial information for the Company’s acquisition of Frontstep, Inc. on February 18, 2003 as required by Rule 10-01(b)(4) of Regulation S-X and as disclosed by the Company in Note (2) to the unaudited condensed consolidated financial statements contained in Part I, Item 1 of this Report, the Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard C. Cook

Richard C. Cook
Director, President and Chief Executive Officer May 15, 2003

             In connection with the Quarterly Report of MAPICS, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Casey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

3.

Except for the Company’s failure to disclose pro forma financial information for the Company’s acquisition of Frontstep, Inc. on February 18, 2003 as required by Rule 10-01(b)(4) of Regulation S-X and as disclosed by the Company in Note (2) to the unaudited condensed consolidated financial statements contained in Part I, Item 1 of this Report, the Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Casey

Michael J. Casey
Vice President of Finance, Chief Financial Officer and Treasurer May 15, 2003

A signed original of this written statement required by Section 906 has been provided to MAPICS, Inc. and will be retained by MAPICS, Inc. and furnished to the Securities and Exchange Commission upon request.